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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT



                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) February 16, 2004
                                                        -----------------

                         COMMUNITY BANCORP OF NEW JERSEY
                         -------------------------------
             (Exact name of registrant as specified in its charter)

          New Jersey                   000-26587                22-3666589
          ----------                   ---------                ----------
(State or other jurisdiction         (Commission             (IRS Employer
of incorporation)                     File Number)           Identification No.)


  3535 Highway 9 North
  Freehold, New Jersey                                                  07728
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(Address of principal executive offices)                              (Zip Code)

                                 (732) 863-9000
                                 --------------
               Registrant's telephone number, including area code

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Item 5.  Other
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     The Registrant issued a press release on February 17, 2004 announcing the execution of an Agreement and Plan of Merger pursuant to which the Registrant will merge with and into Sun Bancorp, Inc.

Item 7. Financial Statements and Exhibits
        ---------------------------------

        The following exhibit is filed as part of this Form 8-K

        Exhibit Number    Description
        --------------    -----------

        99(a) Press release of Registrant dated February 17, 2004 announcing the execution of an Agreement and Plan of Merger pursuant to which the Registrant will merge with and into Sun Bancorp, Inc.

        99(b) Agreement and Plan of Merger dated February 16, 2004 by and between the Registrant and Sun Bancorp, Inc.







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                                  EXHIBIT INDEX
                                  -------------

                           CURRENT REPORT ON FORM 8-K
                           --------------------------


Exhibit No.  Description                                                Page No.
-----------  -----------                                                --------

99(a)        Press release of Registrant dated February 17, 2004          5-7
             announcing the execution of an Agreement and Plan of Merger pursuant to which the Registrant will merge with and into Sun Bancorp, Inc.

99(b)        Agreement and Plan of Merger dated                           8 - 71
             February 17, 2004 by and between the Registrant and Sun
             Bancorp, Inc.


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                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, Community Bancorp of New Jersey, has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                 COMMUNITY BANCORP OF NEW JERSEY
                                                 -------------------------------
                                                         (Registrant)

Dated:   February 18, 2004                       By: /s/ Marie P. Mueller
                                                 -------------------------------
                                                     MARIE P. MUELLER
                                                     Chief Financial Officer